Washington Federal, Inc.
Fact Sheet
June 30, 2011
($ in Thousands)

Exhibit 99.2
	12/10 QTR		3/11 QTR		6/11 QTR

Loan Loss Reserve - Total	$159,288		$163,617		$161,099
General	101,347		107,510		114,158
Specific	57,941		56,107		46,940
Net Charge-offs (Recoveries) for the Qtr	29,806		26,421		23,519
Non-performing Assets - Total	442,699		399,295		394,679
REO	156,572		147,725		132,006
REHI	29,693		29,834		29,921
Non-accrual	256,434		221,736		232,752
Troubled Debt Restructuring	290,474		312,277		363,663

Regulatory Capital Ratios (excludes holding co.)
Tangible	1,530,085	11.66%	1,530,254	11.68%	1,536,983	11.82%
Core	1,530,085	11.66	1,530,254	11.68	1,536,983	11.82
Risk Based	1,612,747	23.83	1,612,264	24.24	1,619,301	24.26

	12/10 QTR		3/11 QTR	3/11 YTD	6/11 QTR	6/11 YTD
Loan Originations - Total	$315,291		$319,601	$634,892	$353,668	$988,560
Single-Family Residential	137,034		136,530	273,564	163,910	437,474
Construction - Speculative	26,888		30,486	57,374	32,158	89,532
Construction - Custom	51,879		70,757	122,636	84,273	206,909
Land - Acquisition & Development	3,419		5,738	9,157	3,439	12,596
Land - Consumer Lot Loans	1,883		2,824	4,707	3,285	7,992
Multi-Family	33,203		42,829	76,032	31,579	107,611
Commercial Real Estate	2,966		3,318	6,284	5,908	12,192
Commercial & Industrial	48,712		18,443	67,155	22,650	89,805
HELOC	9,088		8,676	17,764	6,466	24,230
Consumer	219		—	219	—	219

1 of 9

Washington Federal, Inc.
Fact Sheet
June 30, 2011
($ in Thousands)

	12/10 QTR	3/11 QTR	3/11 YTD	6/11 QTR	6/11 YTD
Loan Servicing Fee Income	$1,711	$1,893	$3,604	$1,684	$5,288
Other Fee Income	905	717	1,622	893	2,515
Total Fee Income	2,615	2,610	5,226	2,577	7,803

	12/10 QTR	3/11 QTR	3/11 YTD	6/11 QTR	6/11 YTD
Average Loans	$8,421,368	$8,130,199	$8,277,384	$8,063,178	$8,205,982
Average Earning Assets	12,546,403	12,448,753	12,498,114	12,350,022	12,448,750
Average Assets	13,493,969	13,412,761	13,457,075	13,343,611	13,418,516
Average Paying Liabilities	11,582,999	11,493,611	11,538,796	11,419,719	11,499,103
Operating Expenses/Average Assets	1.02%	0.99%	1.00%	1.02%	1.02%
Efficiency Ratio	31.40	31.46	31.43	30.95	31.27
Amortization of Intangibles	$380	$367	$747	$355	$1,102
Net Interest Margin	3.34%	3.26%	3.30%	3.44%	3.35%

Repayments	12/10 QTR	3/11 QTR	3/11 YTD	6/11 QTR	6/11 YTD
Loans	$627,808	$464,326	$1,092,134	$330,981	$1,423,115
MBS	208,992	171,883	380,875	110,993	491,868

EOP Numbers	12/10 QTR	3/11 QTR		6/11 QTR
Shares Issued and Outstanding	112,282,718	112,074,425		110,438,317

Share repurchase information	12/10 QTR	3/11 QTR	3/11 YTD	6/11 QTR	6/11 YTD
Remaining shares auth. for repurchase	2,588,314	2,238,314	2,238,314	10,583,514	10,583,514
Shares repurchased	300,000	350,000	650,000	1,654,800	2,304,800
Average share repurchase price	$15.09	$17.27	$16.26	$15.72	$15.87

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Washington Federal, Inc.
Fact Sheet
June 30, 2011
($ in Thousands)

Tangible Common Book Value	12/10 QTR	3/11 QTR	6/11 QTR
$ Amount	$1,581,261	$1,580,670	$1,603,706
Per Share	14.08	14.10	14.52

# of Employees	1,226	1,226	1,215
Tax Rate - Going Forward	36.00%	36.00%	36.00%

Investments	12/10 QTR	3/11 QTR	6/11 QTR
Available-for-sale:
Agency MBS	$2,371,421	$2,566,822	$2,817,485
Other	440,694	338,255	308,925
	$2,812,115	$2,905,077	$3,126,410
Held-to-maturity:
Agency MBS	$66,796	$50,760	$47,553
Other	1,950	1,950	1,950
	$68,746	$52,710	$49,503

3 of 9

Washington Federal, Inc.
Fact Sheet
June 30, 2011
($ in Thousands)

	AS OF 12/31/10		AS OF 3/31/11		AS OF 6/30/11
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,333,040	74.9%	$6,254,244	75.0%	$6,281,072	74.8%
Construction - Speculative	146,933	1.7	145,282	1.7	143,964	1.7
Construction - Custom	239,337	2.8	243,739	2.9	270,894	3.2
Land - Acquisition & Development	275,396	3.3	253,377	3.0	230,901	2.8
Land - Consumer Lot Loans	181,205	2.1	174,929	2.1	169,714	2.0
Multi-Family	696,601	8.2	717,533	8.6	717,107	8.6
Commercial Real Estate	315,332	3.7	294,181	3.5	303,023	3.6
Commercial & Industrial	78,082	0.9	74,248	0.9	82,091	1.0
HELOC	115,660	1.4	114,840	1.4	114,676	1.4
Consumer	85,987	1.0	79,184	0.9	73,061	0.9
	$8,467,573	100.0%	$8,351,557	100.0%	$8,386,503	100.0%
Less:
ALL	159,288		163,617		161,099
Loans in Process	129,472		142,776		164,747
Deferred Net Origination Fees	35,865		36,503		37,047
	324,625		342,896		362,893
	$8,142,948		$8,008,661		$8,023,610

	AS OF 12/31/10		AS OF 3/31/11		AS OF 6/30/11
Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,250,385	76.7%	$6,158,837	77.0%	$6,177,329	77.1%
Construction - Speculative	99,739	1.2	95,319	1.2	92,160	1.1
Construction - Custom	145,068	1.8	137,572	1.7	145,552	1.8
Land - Acquisition & Development	210,128	2.6	199,597	2.5	185,592	2.3
Land - Consumer Lot Loans	175,264	2.2	168,477	2.1	163,151	2.0
Multi-Family	687,419	8.4	706,378	8.8	705,777	8.8
Commercial Real Estate	309,780	3.8	288,266	3.6	296,452	3.7
Commercial & Industrial	71,087	0.9	67,490	0.8	76,652	1.0
HELOC	114,030	1.4	113,208	1.4	113,021	1.4
Consumer	80,048	1.0	73,517	0.9	67,924	0.8
	$8,142,948	100.0%	$8,008,661	100.0%	$8,023,610	100.0%

* Excludes covered loans

4 of 9

Washington Federal, Inc.
Fact Sheet
June 30, 2011
($ in Thousands)

	AS OF 12/31/10			AS OF 3/31/11			AS OF 6/30/11
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,329,844	48.8%	64	$4,305,002	49.0%	64	$4,284,092	49.2%	64
ID	606,893	6.9	16	607,059	6.9	16	594,854	6.8	16
OR	1,386,363	15.7	28	1,381,836	15.7	28	1,378,798	15.8	28
UT	354,393	4.0	10	345,433	3.9	10	345,402	4.0	10
NV	218,733	2.5	4	218,646	2.5	4	219,850	2.5	4
TX	132,887	1.5	6	130,815	1.5	6	107,815	1.2	6
AZ	1,330,816	15.0	21	1,321,747	15.0	21	1,306,416	15.0	21
NM	485,703	5.5	11	479,734	5.5	11	476,463	5.5	11
Total	$8,845,632	100.0%	160	$8,790,272	100.0%	160	$8,713,690	100.0%	160

	12/10 QTR			3/11 QTR			6/11 QTR
Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$214,090	2.4%		$212,752	2.4%		$221,656	2.5%
NOW (interest)	477,760	5.4		490,663	5.6		512,457	5.9
Savings (passbook/stmt)	236,558	2.7		244,069	2.8		246,260	2.8
Money Market	1,661,914	18.8		1,649,127	18.8		1,637,812	18.8
CD's	6,255,310	70.7		6,193,661	70.4		6,095,505	70.0
Total	$8,845,632	100.0%		$8,790,272	100.0%		$8,713,690	100.0%

Deposits greater than $250,000 - EOP	$902,534			$893,687			$906,300

Brokered Deposits	$—			$—			$—

5 of 9

Washington Federal, Inc.
Fact Sheet
June 30, 2011
($ in Thousands)

	12/10 QTR		3/11 QTR		6/11 QTR
Non-Performing Assets
Restructured loans:
Single-Family Residential	$218,169	75.1%	$238,163	76.2%	$283,445	78.0%
Construction - Speculative	10,045	3.5	13,361	4.3	14,922	4.1
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	32,143	11.1	28,430	9.1	32,505	8.9
Land - Consumer Lot Loans	7,758	2.7	9,312	3.0	10,493	2.9
Multi-Family	19,883	6.8	20,583	6.6	19,914	5.5
Commercial Real Estate	1,480	0.5	1,464	0.5	1,449	0.4
Commercial & Industrial	918	0.3	886	0.3	857	0.2
HELOC	78	—	78	—	78	—
Consumer	—	—	—	—	—	—
Total restructured loans (2)	290,474	100.0%	312,277	100.0%	363,663	100.0%

6 of 9

Washington Federal, Inc.
Fact Sheet
June 30, 2011
($ in Thousands)

Non-accrual loans:
Single-Family Residential	132,694		121,535		129,798
Construction - Speculative	33,625		20,187		24,539
Construction - Custom	—		307		—
Land - Acquisition & Development	53,698		45,494		51,100
Land - Consumer Lot Loans	8,174		6,470		6,148
Multi-Family	14,069		13,249		7,850
Commercial Real Estate	11,721		12,734		12,186
Commercial & Industrial	568		369		257
HELOC	1,170		1,001		590
Consumer	715		390		284
Total non-accrual loans	256,434		221,736		232,752
Total REO	156,572		147,725		132,006
Total REHI	29,693		29,834		29,921
Total non-performing assets	$442,699		$399,295		$394,679

Total non-performing assets and
performing restructured loans	$685,497		$684,890		$692,102
Total non-performing assets and
performing restructured loans
as a % of total assets	5.11%		5.12%		5.19%

(2) Restructured loans were as follows:
Performing	$242,798	83.6%	$285,595	91.5%	$297,423	81.8%
Non-accrual *	47,676	16.4	26,682	8.5	66,240	18.2
* - Included in "Total non-accrual loans" above	$290,474	100.0%	$312,277	100.0%	$363,663	100.0%

7 of 9

Washington Federal, Inc.
Fact Sheet
June 30, 2011
($ in Thousands)

	12/10 QTR		3/11 QTR		6/11 QTR
Net Charge-offs by Category
Single-Family Residential	$6,303		$7,469		$8,018
Construction - Speculative	5,275		5,580		169
Construction - Custom	—		157		80
Land - Acquisition & Development	16,139		6,475		11,869
Land - Consumer Lot Loans	1,001		1,224		1,169
Multi-Family	675		(71)		1,100
Commercial Real Estate	429		570		22
Commercial & Industrial	(1,025)		3,611		119
HELOC	(75)		348		386
Consumer	1,084		1,058		588
Total net charge-offs	$29,806		$26,421		$23,519

Acquired Loans w/ Deteriorated Credit	12/31/2010		3/31/2011		6/30/2011
Income Recognition (SOP 03-3)
Accretable Yield	$24,084		$21,304		$18,682
Non-Accretable Yield	214,920		214,920		214,920
Total Contractual Payments	$239,004		$236,224		$233,602

Interest Rate Risk
One Year GAP	(19.4)%		(19.0)%		(20.3)%
NPV post 200 bps shock*	11.24		11.15		9.92
Change in NII after 200 bps shock*	(6.00)		(6.40)		(7.40)

* Assumes no balance sheet management

CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$1,137,634	1.61%	$1,672,303	1.33%	$1,024,732	1.29%
From 4 to 6 months	1,660,978	1.33	1,004,046	1.32	1,512,394	1.39
From 7 to 9 months	700,454	1.63	995,236	1.85	768,384	1.58
From 10 to 12 months	991,990	1.85	755,428	1.60	675,834	1.22

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Washington Federal, Inc.
Fact Sheet
June 30, 2011
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

June 30, 2011
Single-Family Residential	33,727	186	$6,279,632	232	157	515	904	2.68%	$215,645	3.43%
Construction - Speculative	576	200	115,271	6	6	41	53	9.20	13,474	11.69
Construction - Custom	652	226	147,339	1	—	—	1	0.15	635	0.43
Land - Acquisition & Development	283	784	221,967	3	21	41	65	22.97	39,055	17.59
Land - Consumer Lot Loans	1,741	97	169,714	16	9	51	76	4.37	8,508	5.01
Multi-Family	1,190	602	715,875	1	5	5	11	0.92	9,945	1.39
Commercial Real Estate	561	539	302,142	6	4	9	19	3.39	10,450	3.46
Commercial & Industrial	439	187	82,078	4	2	3	9	2.05	294	0.36
HELOC	1,817	63	114,676	5	3	7	15	0.83	1,073	0.94
Consumer	12,804	6	73,061	210	94	66	370	2.89	2,127	2.91
	53,790		8,221,756	484	301	738	1,523	2.83	301,206	3.66

March 31, 2011
Single-Family Residential	33,726	185	$6,252,956	257	157	467	881	2.61%	$208,529	3.33%
Construction - Speculative	586	201	117,561	7	—	51	58	9.90	11,039	9.39
Construction - Custom	605	230	139,186	—	1	1	2	0.33	1,519	1.09
Land - Acquisition & Development	380	646	245,523	4	8	44	56	14.74	19,879	8.10
Land - Consumer Lot Loans	1,774	99	174,929	14	8	50	72	4.06	9,276	5.30
Multi-Family	1,199	598	717,285	4	—	7	11	0.92	15,492	2.16
Commercial Real Estate	606	484	293,079	8	1	12	21	3.47	5,885	2.01
Commercial & Industrial	598	124	74,240	9	6	6	21	3.51	606	0.82
HELOC	1,980	58	114,840	8	3	16	27	1.36	2,353	2.05
Consumer	13,652	6	79,184	219	110	77	406	2.97	2,301	2.91
	55,106		8,208,783	530	294	731	1,555	2.82	276,879	3.37

December 31, 2010
Single-Family Residential	34,194	185	$6,331,998	241	135	504	880	2.57%	$211,124	3.33%
Construction - Speculative	544	226	123,192	3	4	59	66	12.13	19,337	15.70
Construction - Custom	635	231	146,470	3	—	—	3	0.47	478	0.33
Land - Acquisition & Development	336	788	264,747	7	3	38	48	14.29	20,467	7.73
Land - Consumer Lot Loans	1,817	100	181,205	12	14	57	83	4.57	10,949	6.04
Multi-Family	1,211	575	696,551	2	2	9	13	1.07	10,680	1.53
Commercial Real Estate	579	543	314,209	14	—	5	19	3.28	4,814	1.53
Commercial & Industrial	480	163	78,081	10	—	3	13	2.71	539	0.69
HELOC	1,788	65	115,660	13	4	13	30	1.68	2,794	2.42
Consumer	14,427	6	85,988	288	141	124	553	3.83	3,491	4.06
	56,011		8,338,101	593	303	812	1,708	3.05	284,672	3.41

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